LORD ABBETT EQUITY TRUST
Lord Abbett Small Cap Blend Fund

Supplement dated February 20, 2013 to the
Prospectus dated December 1, 2012

The following replaces the subsection titled “Management – Portfolio Manager” on pages 18 and 19 of the prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert P. Fetch, Partner and Director	2013

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Small Cap Blend Fund” on page 35 of the prospectus:

Small Cap Blend Fund. Robert P. Fetch, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Fetch joined Lord Abbett in 1995 and has been a member of the team since 2013.

Please retain this document for your future reference.